EXHIBIT 10(iii)(a)

                                    Amendment

The following clause will replace the existing clause 3(b) in the Employment Agreement between Barry Pardon and Techdyne, Inc. dated 27th September 2000:

(b) In addition to the base salary as provided in paragraph 3(a), the Company may pay the Executive an annual bonus. The amount of such annual bonus will be determined entirely at the discretion of the Chairman and Chief Executive Officer of the Company and will take account of the financial performance of the Company in its most recent financial year and the performance of the Executive in his role as President of the Company in the same period. Such bonus, if any, shall be paid no later than 31st March of each year and will be in the form of either cash or shares of Common Stock in the Company.

5 April 2002


ATTEST:                                     TECHDYNE, INC

WITNESS

/s/ Ian Durie                                 By /s/   Samuel J. Russell
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                                                       SAMUEL J RUSSELL,
                                                       Chairman of the Board and
                                                       Chief Executive Officer

WITNESS                                     EXECUTIVE


/s/ Roxie Alvarez                                /s/   Barry Pardon
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                                                       BARRY PARDON